MAY 31, 2007

JPMorganChase

Jamie Dimon

Chairman & Chief Executive Officer

2007 Sanford Bernstein Strategic Decisions Conference

Agenda

- Overview of firm and lines of business
- Comments on credit
- Key investor topics
  - Reaching performance targets
  - Capital management
  - Organic growth
  - Raising productivity
  - Unlocking the value of the franchise
- Conclusions

JPMorgan Chase

Financial Results[1] ($mm)

	1Q07	$O/(U) 4Q06	$O/(U) 1Q06
Revenue (FTE)[1,2]	$19,741	$2,707	$3,900
Credit Costs[1]	1,601	(126)	321
Expense[3,4]	10,628	743	848
Income from Continuing Ops.	$4,787	$881	$1,760
EPS - Continuing Ops.	$1.34	$0.25	$0.49
Income from Discontinued Ops.[5]	--	(620)	(54)
Net Income	$4,787	$261	$1,706
EPS	$1.34	$0.08	$0.48
ROE - Continuing Ops.[6]	17%	14%	11%
ROE Net of GW - Continuing Ops.[6]	27%	22%	19%
ROTCE - Continuing Ops.[6,7]	30%	25%	22%

[1] Results are shown on a managed basis, which presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses

[2] 1Q07 results include a $630mm pre-tax ($391mm after-tax) benefit related to the adoption of SFAS 157 ("Fair Value Measurement"). For additional details, please refer to 1Q07 earnings materials

[3] Includes merger costs of $62mm in 1Q07, $100mm in 4Q06 and $71mm in 1Q06

[4] Includes impact related to adoption of SFAS 123R of $64mm in 1Q07, $43mm in 4Q06 and $459mm in 1Q06

[5] On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses including trustee, paying agent, loan agency and document management services for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for each of the prior periods presented. 4Q06 results included a $622mm after-tax gain related to exiting the corporate trust business

[6] Actual numbers for all periods, not over/under

[7] TCE is defined as common stockholders' equity less identifiable intangible assets (other than MSRs) and goodwill

[8] Consumer loans include managed credit card loans and owned retail loans

1Q07 Net Income by LOB


Corporate 13%
Investment Bank 33%
Asset Management 9%
Treasury & Securities Services 5%
Commercial Banking 6%
Card Services 16%
Retail Financial Services 18%

Key statistics – 3/31/07

- Total assets: $1.4T
- Total deposits: $630B
- Wholesale loans: $168B
- Consumer loans[8]: $350B
- Common equity: $118B
- Tangible common equity[7]: $66B
- Market capitalization: $165B

Investment Bank

Financial Results ($mm)

		$O/(U)	
	1Q07	4Q06	1Q06
Net Revenue[1,2]	$6,254	$1,394	$1,426
Investment Banking Fees	1,729	149	559
Fixed Income Markets	2,592	531	516
Equities Markets	1,539	581	277
Credit Portfolio	394	133	74
Credit Costs	63	--	(120)
Noninterest Expense[1]	3,831	626	511
Net Income	$1,540	$531	$690
Key Statistics[3]			
ROE	30%	19%	17%
Overhead Ratio	61%	66%	69%
Comp/Revenue Ratio[4]	42%	38%	41%
VAR ($mm)[5]	$83	$87	$94

Performance Target:
- ROE of 20% through the cycle
- Strive to achieve by end of 2007

1Q07 Revenue by Business



Credit Portfolio 6%
Investment Banking Fees 28%
Equity Markets 25%
Fixed Income Markets 41%

Leadership Positions - 3/31/07

- #1 Global Syndicated Loans[6]
- #1 Credit Derivatives[7]
- #1 Global Equity and Equity-Related[6]
- #2 Global Long-Term Debt[6]
- #2 Interest Rate Swaps/Options[7]
- #2 Global M&A Announced[6]

[1] Certain transaction costs that were previously reported in revenue have been reclassified to expense. Revenue and expense have been reclassified for all periods presented
[2] 1Q07 revenue includes a benefit of $166mm related to the adoption of SFAS 157 ("Fair Value Measurements") on January 1, 2007
[3] Actual numbers for all periods, not over/under
[4] Ratios are calculated excluding effect of SFAS 123R for 1Q06 and 4Q06
[5] Average Trading and Credit Portfolio VAR
[6] Source: Thomson Financial, 1Q07
[7] Source: Risk Magazine, 2006 Corporate End User Survey

Revenue volatility continues to decline with flat VAR



Principal Transactions ($mm)
Average Daily Revenue
Volatility Index¹
VAR²
100
116
105
70
47
$69
$90
$88
$88
$83
$16
$14
$23
$35
$48
2003³
2004³
2005
2006
1Q07

¹ Daily revenue volatility indexed to 100 for 2003
² Total trading and credit portfolio VAR
³ 2003 data reflects heritage JPMorgan Chase only; 2004 data presented on pro-forma basis

Path to achieving IB performance target

	Progress	Next steps	Incremental Earnings impact[1]
Energy	■ Americas build-out largely complete	■ Complete European build-out	$100mm-$160mm
Securitized Products	■ Increased market share across CMBS, MBS and ABS ■ #1 rank in U.S. CMBS[2] ■ #3 share in ABS[2], up from #6 in 2006	■ Expand principal business in sub-prime/home equity loans ■ Global expansion	$100mm-$160mm
Emerging Markets / Asia	■ Strong 2006 local markets revenue in EMEA and Latin America ■ Asia ex. Japan JPM IB fees CAGR of 30%+ from 2004-2006	■ Develop strong local securities capabilities either organically or through partnership ■ Expand wallet in China, Korea & India, Brazil, Russia, Middle East	$50mm+
Structured Investments Distributor Marketing	■ Achieved top rankings from *Structured Products* 2006 investor survey	■ Continue to develop cross-product platform ■ Review approach taken on reputation risk issues	$50mm-$100mm
Pension advisory and risk mgmt	■ Obtained advisory opinion from U.S. Department of Labor	■ Implement pension risk mgmt framework with U.S. clients	$50mm-$100mm
Efficiency/ expense mgmt	■ Funding investments with continued productivity savings	■ Ongoing productivity improvements targeted	$160mm-$270mm
IB Coverage Expansion	■ Detailed account planning complete	■ Complete investment hires	$25mm-$50mm

[1] Incremental earnings impact from full-year 2006 at target state, post-build-out
[2] Source: Thomson Financial, 1Q07 YTD

Retail Financial Services

Financial Results ($mm)

	1Q07	$O/(U) 4Q06	$O/(U) 1Q06
Net interest income	$2,617	$37	$55
Net interest revenue	1,489	341	288
Net Revenue[1]	$4,106	$378	$343
Credit Costs	292	30	207
Noninterest Expense[1]	2,407	116	169
Net Income	$859	$141	($22)
Key Statistics[2]			
ROE	22%	18%	26%
Overhead Ratio (ex. CDI)	56%	58%	57%

Performance Targets:

- 28-30% ROE with volatility; strive to achieve by end of 2007
- 50% Overhead ratio (ex. CDI); pressure from ramp-up in new builds

Leadership Positions - 3/31/07

- #2 in deposits[3]
- #2 home equity originator[4]
- #4 branch network[5]
- #4 mortgage servicer[6]
- #1 in auto finance (non-captive)[7]

Key Statistics[2] ($B)

	1Q07	4Q06	1Q06
Origination Volumes			
Home equity originations	$12.7	$12.9	$11.7
Mortgage loan originations	$34.1	$31.0	$28.2
Auto originations	$5.2	$5.0	$4.3
Average Balances			
Deposits	$216.9	$211.9	$194.4
Home equity loans owned	$86.3	$84.2	$74.1
Mortgage loans owned[8]	$8.9[9]	$40.8	$44.6
Auto loans and leases	$42.5	$42.1	$46.2
Other Metrics			
Checking Accts (mm)	10.1	10.0	8.9
# of Branches	3,071	3,079	2,638
# of ATMs	8,560	8,506	7,400
Investment sales ($mm)	$4,783	$4,101	$3,553
3rd party mortgage loans svc'd	$546	$527	$484

[1] As a result of the adoption of SFAS 159 ("Fair Value Option") certain loan origination costs have been reclassified to expense (previously netted against revenue) commencing in 1Q07
[2] Actual numbers for all periods, not over/under
[3] Source: FDIC data as of June 30, 2006
[4] Source: National Mortgage News Alternative Products, Quarterly Data Report, 1Q07
[5] Source: 1Q07 company reports
[6] Source: Inside Mortgage Finance/National Mortgage News as of 1Q07
[7] Source: Autocount (franchise), March 2007
[8] Does not include held-for-sale loans
[9] Reflects primarily subprime mortgage loans owned. $19.4B of prime mortgage loans were transferred to Corporate on January 1, 2007

Card Services

Financial Results[1] ($mm)

	1Q07	$O/(U) 4Q06	$O/(U) 1Q06
Net Revenue	$3,680	($70)	($5)
Credit Costs	1,229	(52)	213
Noninterest Expense	1,241	(100)	(2)
Net Income	$765	$46	($136)
Key Statistics ($B)[2]			
ROE	22%	20%	26%
ROO (pre-tax)	3.28%	3.04%	4.19%
Managed Margin	8.11%	7.92%	8.85%
Net Charge-Off Rate	3.57%	3.45%	2.99%
30-Day Delinquency Rate	3.07%	3.13%	3.10%
Avg Outstandings	$149.4	$147.4	$138.0
EOP Outstandings	$146.6	$152.8	$134.3
Charge Volume	$81.3	$93.4	$74.3
Net Accts Opened (mm)	3.4	14.4	2.7

Performance Target:
- ROE of 23% - 25%
- Maintain through the cycle

Leadership Positions - 3/31/07

- #2 U.S. credit card issuer[3]
- Largest merchant acquirer in the world[4]
- #4 Private-label credit card issuer in the U.S.

Industry Outstandings[3] – 3/31/07



Bank of America 20%
Chase 20%
Citigroup 15%
Amex 8%
Discover 7%
Capital One 7%
Others 23%

Industry Sales Volume[5] – 1Q07



Citigroup 19%
Chase 17%
Bank of America 15%
Others 13%
Discover 8%
Capital One 5%
Amex 23%

[1] Financial results are presented on a managed basis
[2] Actual numbers for all periods, not over/under
[3] General purpose domestic outstandings as of March 31, 2007
[4] JPM owns 51% of Chase Paymentech Solutions, LLC
[5] Source: 1Q07 Company reports. Sales volume for all companies includes purchases and cash advances but excludes balance transfers, with the exception of Capital One, which includes only purchases. Amex data represents proprietary U.S. consumer and small business. Bank of America data represents U.S. consumer and small business. Note: Chase charge volume as reported in table on left includes balance transfers

New account acquisition and rewards

New accounts[1]

- Over the past few years we have moved away from a predominately direct mail source to multiple sources that utilize our partner and retail branch channels



Accounts (mm)
18
16
14
12
10
8
6
4
2
0
$111
$114
$101
$92
Avg. acquisition cost per account
45%
44%
49%
68%
55%
56%
51%
32%
Other[2]
Online
Chase retail branches
Private label clients[3]
Direct mail
2003
2004
2005
2006

Rewards as a percentage of EOP outstandings

- Cards with rewards increased from 32% of outstandings in 2003 to 53% in 2006 and from 64% of spend volume in 2003 to 76% in 2006



Outstandings ($B)
$150
$100
$50
$
68%
60%
56%
47%
32%
40%
44%
53%
Non-rewards
Rewards
2003
2004
2005
2006

[1] Excludes portfolio acquisitions
[2] Includes telemarketing, take-ones, events and media
[3] Includes Sears Canada, Kohl's, Circuit City, Pier 1 Imports, BP private label and Toys "R" Us private label portfolios

Commercial Banking

Financial Results ($mm)

		$O/(U)	
	1Q07	4Q06	1Q06
Net Revenue	$1,003	($15)	$103
Middle Market Banking	661	--	38
Mid-Corporate Banking	212	14	75
Real Estate	102	(18)	(3)
Other	28	(11)	(7)
Credit Costs	17	(94)	10
Noninterest Expense	485	--	(13)
Net Income	$304	$48	$64
Key Statistics ($B)[1]			
ROE	20%	16%	18%
Overhead Ratio	48%	48%	55%
Net Charge-off Rate	(0.01)%	0.11%	(0.06)%
Avg. Loans & Leases	$57.7	$57.7	$50.8
Avg. Liability Balances[2]	$81.8	$79.1	$70.8

Performance Target:

- 45% Overhead Ratio
- Strive to achieve in 2008

1Q07 Revenue by Product


Investment[3] Banking 8%
Lending 35%
Treasury Services 55%
Other 2%

Leadership Positions - 3/31/07

- 42% market penetration and 14% lead share in our 15-state footprint[4]
- #1 Large Middle Market Lender[5]
- #1 Asset-Based Lender[5]

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Reflects net investment banking revenue. Gross investment revenue was $231mm
[4] Source: SRBI Footprint Study, 2005
[5] Source: Loan Pricing Corporation, 1Q07

JPMorganChase

Treasury & Securities Services

Financial Results ($mm)

		$O/(U)	
	1Q07	4Q06	1Q06
Net Revenue	$1,526	($11)	$41
Treasury Services	689	(11)	(4)
Worldwide Securities Svcs	837	--	45
Noninterest Expense	1,075	(29)	27
Net Income	$263	$7	$1
Key Statistics ($B)[1]			
ROE[2]	36%	46%	42%
Pretax Margin	27%	26%	28%
TSS Firmwide Revenue ($mm)	$2,142	$2,170	$2,083
TSS Firmwide OH Ratio	63%	63%	62%
TS Firmwide Revenue	$1,305	$1,333	$1,291
TSS Firmwide Avg Liab Bal[3]	$292.4	$272.2	$248.3
Avg Liability Balances[3]	$210.6	$193.1	$178.1
Assets under Custody ($T)	$14.7	$13.9	$11.2

Performance Target:

- 35% Pretax Margin
- Strive to achieve by end of 2007

1Q07 Revenue by Business


Worldwide Securities Services 55%
Treasury Services 45%

Leadership Positions - 3/31/07

- #1 in USD clearing & commercial payments[4]
- #1 in ACH originations[5], CHIPS & Fedwire[6]
- #1 Securities custodian[7]
- #1 Fund services provider for non-U.S. domiciled funds[8]
- #2 ADR bank in market cap under management[9]

[1] Actual numbers for all periods, not over/under
[2] Reflects increase in allocated capital from $2.2B to $3.0B in 1Q07
[3] Includes deposits and deposits swept to on-balance sheet liabilities
[4] Source: Fimetrix 2005 Industry Studies
[5] Source: NACHA, 2007
[6] Source: Federal Reserve 2007
[7] Source: Company Reports 4Q06
[8] Source: 2006 Mutual Fund Service Guide
[9] Source: SEC Filings, 1Q07

Asset Management

Financial Results ($mm)

	1Q07	$O/(U) 4Q06	$O/(U) 1Q06
Net Revenue	$1,904	($43)	$320
Institutional	551	(73)	116
Retail	527	(14)	85
Private Bank	560	32	119
Private Client Services	266	12	--
Credit Costs	(9)	(23)	(2)
Noninterest Expense	1,235	(49)	137
Net Income	$425	$18	$112
Key Statistics ($B)[1]			
ROE	46%	46%	36%
Pretax Margin	36%	33%	31%
Assets under Management	$1,053	$1,013	$873
Average Loans[2]	$25.6	$28.9	$24.5
Average Deposits	$54.8	$51.3	$48.1

Performance Target:
- 35% Pretax Margin
- Achieve in 2007

1Q07 Revenue by Client Segment



Institutional 29%
Private Bank 29%
Private Client Services 14%
Retail 28%

Leadership Positions - 3/31/07

- % of AUM in 1st and 2nd Quartiles[3]
  - 1 year - 76%
  - 3 year - 76%
  - 5 year - 81%
- 61% of customer assets in 4 & 5 star funds[4]

[1] Actual numbers for all periods, not over/under
[2] $5.3B of held-for-investment prime mortgage loans were transferred to Corporate on January 1, 2007
[3] Quartile rankings sourced from Lipper for the U.S. and Taiwan; Micropal for the U.K., Luxembourg, and Hong Kong; and Nomura for Japan
[4] Derived from Morningstar for the U.S.; Micropal for the U.K., Luxembourg, Hong Kong, and Taiwan; and Nomura for Japan

Corporate

Total Corporate ($mm)

		$O/(U)	
	1Q07	4Q06	1Q06
Net Income	$631	($530)	$997
Net Income ex. Disc. Ops[1]	631	90	1,051
Private Equity	698	562	595
Treasury & Other Corp.	(29)	(496)	450
Merger Costs	($38)	$24	$6

[1] Discontinued operations relate to the sale of select corporate trust businesses, with net income of $620mm in 4Q06 and $54mm in 1Q06

Adj. Treasury & Other Corp. Net Income ($mm)[4]



($766)
($591)
($442)
($200)
($125)
$19
($24)
Average Quarterly Loss
Actual Quarterly Income/(Loss)
2004
2005
1Q06
2Q06
3Q06
4Q06
1Q07

[4] Net income has been adjusted to exclude litigation charges/recoveries; Treasury securities gains & losses; gains from the sale of shares in MasterCard IPO (2Q06) and the sale of BrownCo (4Q05); the charge related to the acceleration of stock options (4Q05); tax benefits from audit resolutions (4Q06) and the repatriation of foreign earnings(4Q05). 2004 represents average quarterly loss for 2H04 (post-merger).

Private Equity ($mm)

		$O/(U)	
	1Q07	4Q06	1Q06
Net Income	$698	$562	$595
Private Equity Gains ex SFAS 157[2]	814	527	577
SFAS 157 Valuation Adjustment	464	464	464
Private Equity Gains	$1,278	$991	$1,041
Key Statistics[3]			
EOP Private Equity Portfolio ($B)	$6.4	$6.1	$6.3
Private Equity as % of Common Equity less GW	8.8%	8.6%	9.7%

[2] Reflects reclassification of certain private equity carried interest from revenue to compensation expense beginning in 1Q07
[3] Actual numbers for all periods, not over/under

Treasury & Other Corporate Performance Target:

- $50mm-$100mm net loss/quarter on average with variability

JPMorganChase

Comments on Credit

Net Charge-off Rates by Business

	2005	2006	1Q07	Approximate through the Cycle
Investment Bank	(0.28)%	(0.05)%	(0.04)%	1.00%
Commercial Banking	0.05%	0.05%	(0.01)%	0.50%
Card Services[1]	5.21%	3.33%	3.57%	5.00%
Home Equity	0.20%	0.18%	0.32%	0.30%
Prime Mortgage	0.02%	0.04%	0.04%	0.08%
Subprime Mortgage	0.16%	0.31%	0.92%	1.00%
Auto Finance	0.54%	0.56%	0.59%	0.75%
Business Banking	0.80%	0.69%	0.71%	1.30%

Note: All ratios exclude impact of loans held for sale
[1] Card is shown on a managed basis (excludes impact of securitizations)

Subprime mortgage and home equity

Chase 30-day delinquency trend[1]



Prime
Home Equity
Sub-prime
1.50%
1.00%
0.50%
0.00%
10%
8%
6%
4%
2%
0%
Prime Mortgage & Home Equity
Subprime Mortgage
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07

[1] Prime delinquency rates excludes government guaranteed mortgages. Includes prime loans transferred to Corporate in January 2007

Key statistics

Subprime mortgage	1Q07	4Q06	1Q06
EOP owned portfolio ($B)	$9.0	$8.7	$15.1
EOP held-for-sale ($B)	$3.7	$4.5	$0.0
Net charge-offs ($mm)	$20	$17	$9
Net charge-off rate	0.92%	0.65%	0.26%
Home Equity			
EOP owned portfolio ($B)	$87.7	$85.7	$75.3
Net charge-offs ($mm)	$68	$51	$33
Net charge-off rate	0.32%	0.24%	0.18%

Comments on subprime mortgage exposure

- Expect continued poor loss experience on pre-2007 production
- 1Q07 reserve action due to higher than expected losses
- Going forward, tightened standards will generate acceptable returns on new production
  - Selling or retaining future production will be a dynamic economic decision

Comments on home equity exposure

- Expect higher losses on 2006 vintage, specifically high LTV wholesale loans
- Going forward, tightened standards and pricing changes will boost returns on poorer performing segments

Performance targets

Financial performance metrics

	Target	2005	2006	1Q07
Investment Bank	20% ROE through the cycle	18%	18%	30%
Retail Financial Services	28%-30% ROE	26%	22%	22%
Card Services	23%-25% ROE through the cycle	16%	23%	22%
Commercial Banking	45% overhead ratio	53%	52%	48%
Treasury & Securities Services	35% pretax margin	24%	28%	27%
Asset Management	35% pretax margin	33%	33%	36%
Corporate				
Private Equity	20% gross returns through the cycle	$1.5B	$1.3B	$1.3B
Unallocated Corporate[1]	$50mm-$100mm/qtr net loss on average with variability	($2,362mm)	($748mm)	($24mm)

[1] Net income has been adjusted to exclude litigation charges/recoveries; Treasury securities gains & losses; gains from the sale of shares in MasterCard IPO (2Q06) and the sale of BrownCo (4Q05); the charge related to the acceleration of stock options (4Q05); tax benefits from audit resolutions (4Q06) and the repatriation of foreign earnings(4Q05)

- Improved margins across businesses; still room for improvement

Capital generation creates flexibility

- Invest in businesses
  - #1 priority
- Dividends
  - Creates a good discipline
- Stock buybacks
  - Opportunistic at the right price - depends on other alternatives
- Acquisitions
  - Bolt-on or larger transactions
  - Three criteria: 1) Strategic fit 2) Ability to execute 3) Price
- Temporarily hold excess capital
  - Provides flexibility to operate in any environment

1Q07 capital initiatives

- Quarterly dividend increase of 12% to $0.38 per share[1]
- Stock buyback: $4.0B in 1Q07; $3.9B in 2006
- Board authorized $10B repurchase plan[2]
- 03/31/07 Tier 1 ratio of 8.5%
  - Target ratio of over 8%

[1] For dividend payable on July 31, 2007
[2] The new authorization commenced April 19, 2007 and replaced the firm's previous $8B repurchase program authorized on March 21, 2006

Organic Revenue Growth – 1Q06 to 1Q07



Firmwide ($B)
$16.0
(1)%
2%
18%
$19.1
1Q06 Adjusted Revenue[1]
Divestitures[2]
Acquisitions[3]
Organic Growth
1Q07 Adjusted Revenue[1]

[1] Adjusted for Treasury and RFS portfolio repositioning and impact of SFAS 157
[2] Includes insurance underwriting business
[3] Includes The Bank of New York, CFS and private label portfolios (Kohl's, BP)

Organic Growth – 1Q07 vs. 1Q06

Investment Bank[1]

- No. 1 rank for the first time in Global Equity & Equity-Related for 1Q07 with 13% market share, up from No. 6 with 7% share in 2006
- No. 2 rank in Global M&A Announced in 1Q07 with 23% market share, up from No. 4 with 22% market share in 2006
- No. 2 rank in Global Long-Term Debt in 1Q07 with 8% share, up from No. 3 with 6% share in 2006

Retail Financial Services

- 7% increase in checking accounts[2]
- 6% increase in average deposits[2]
- 16% increase in average home equity loans
- 94 new branches opened[2]

Card Services

- 7% increase in end of period managed outstandings[3]
- 6% increase in average managed outstandings[3]
- 9% increase in charge volume
- 16.6mm new accounts generated since 1Q06[3]
- 11% increase in merchant processing volume

Commercial Banking

- 9% increase in average loans and leases[2]
- 14% increase in average liability balances[2]

Treasury & Securities Services

- 18% increase in average liability balances
- 31% increase in assets under custody
- 16% increase in USD ACH transactions originated
- 7% increase in USD clearing volume

Asset Management

- AUM increase of $180B, or 21%
- Increase in alternative assets under management of $35B, or 47%
- Grew RPS participants by 7%

[1] Rankings based on Thomson Financial Securities data
[2] Excludes impact of The Bank of New York
[3] Excludes Kohl's, BP, and Pier One private label portfolio acquisitions

Raising productivity

Segment	Initiatives
Investment Bank	■ Additional bankers in IB coverage - increased product penetration per client ■ Targeting additional $160mm-$270mm in productivity savings ■ Rolled out Corporate Bank coverage model in conjunction with TSS
Retail Financial Services	■ Example: After integration of BNY branches, operating costs down approx. 7-9%. Prior to re-investment, primarily in sales force, costs down approx. 15-17%. Better products and more locations should lead to more engaged customers
Card Services	■ Maximize efficiencies in marketing ■ Example: Average cost to acquire an account declined from $101 in 2005 to $92 in 2006 ■ Complete in-sourcing of TSYS operating platform by 3Q07 ■ Better focus on specific key customer segments (i.e. Business Banking, Affluent, and High Net Worth segments)
Commercial Banking	■ Enhance productivity of sales force - rigorously track efforts and results by banker and by client
Treasury & Securities Services	■ Improve technology vendor management and leverage operational utilities ■ Consolidate client service sites and enhance process automation
Asset Management	■ Example: Streamlined account opening process in Private Bank
Technology, Operations & Real Estate	■ 1Q07 Central Tech & Ops gross expense down 8% YoY; headcount down 11% YoY ■ Reduced real estate footprint by 5mm sq. ft. from 3/31/06 to 3/31/07 despite 2mm sq. ft. increase from Bank of New York ■ Shed 3mm sq. ft. of vacant space
Firmwide	■ Focus on enhancing pricing models in order to maximize client profitability

Unlocking the value of the franchise

IB derives significant benefit from links to the rest of the firm

	Competitive advantage to IB	Benefit to the Firm
RFS	Growing the mortgage-backed business with Home Lending	■ $17B of RFS/IB joint mortgage flow in 1Q07, up 92% YoY
CB	Accessing Middle Market and Mid-Corporate client base for capital markets products	■ $716mm of IB/CB gross Investment Banking revenue in 2006; Target of $1B
TSS	■ Common clients ■ Corporate Bank model	■ $2.8B in TS revenue in 2006 ■ $445mm of TSS/IB gross FX revenue in 2006
AM	■ Client referrals in both directions ■ Product sales and execution	■ IB client referrals to PB/PCS more than doubled YoY[1], with client wallet opportunity of $7B

[1] 1Q07 vs. 1Q06

Unlocking the value of the franchise

Continued growth of retail branch network benefits the Firm

Cross LOB Advantages

- RFS, CB and TSS are inseparable; integral parts of a regional banking franchise
- Comprehensive product offering to satisfy client needs (deposits, investments, payments, internet and lending)
  - Credit cards sold in branches up 17%[1]
  - Mortgages sold in branches up 52%[1]
- Extensive branch network leveraged by multiple businesses:
  - Customers visiting a branch every 3 months:


69%
51%
76%
46%
Retail
PCS
Business Banking
Commercial

[1] 1Q07 vs. 1Q06

Benefits to the Firm

- Size and scale matter
  - Marketing and pricing leverage
  - Reinvest in distribution and technology
  - Brand awareness
  - Expense efficiencies
- Broad product spectrum positions us to win
- Compelling payback economics for organic branch investment
  - Average profitability per branch: Approximately $1mm per annum after breakeven period of 36 months
- Long-term through-the-cycle net income growth of 10%
- Industry consolidation offers opportunities for greater long-term growth
  - Proven integration capability

Unlocking the value of the franchise

Leveraging extensive product set across broad client base

Commercial Banking and Treasury & Securities Services

- Leveraging CB client base with TS product offerings
  - CB clients generated $556mm in TS-related revenue in 1Q07
    - Represented 55% of CB revenue in 1Q07

Consumer Lending products - Card Services and Retail Financial Services

- Capitalize on national lending platform
  - Consolidation in Card, Home Equity, and Auto
- Leverage Retail branches to access new customers
  - Example: Over 1 million new card accounts generated through branches in 2006
- Maximize customer relationship management through cross-reward programs

Asset Management

- Broad distribution of AM products
  - Retail, PB/PCS, Institutional client bases
  - Global
- Extensive firm-wide product offerings benefit AM clients
  - Example: IB structured products
- 2-way client referrals from/to the CB and IB

Conclusions

- World-class franchises
- Effective capital management
- Solid understanding of and disciplined approach to risk
- Good underlying momentum driving organic growth across businesses
  - Strong evidence of leveraging extensive product set across broad client base
- Opportunities for increased productivity across the businesses
- Proven management team

Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and in the Annual Report on Form 10-K for the year ended December 31, 2006 (as amended), filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).

All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made.